Vaughan Nelson International Small Cap Fund

Advisor Class (Ticker Symbol: ADVIX)

Investor Class (Ticker Symbol: ADVJX)

Institutional Class (Ticker Symbol: ADVLX)

a series of the Investment Managers Series Trust (the “Trust”)

Supplement dated January 7, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 2, 2019.

Important Notice Regarding Advisor Class Shares

Upon the recommendation of Vaughan Nelson Investment Management, L.P., the investment advisor of the Vaughan Nelson International Small Cap Fund (the “Fund”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Advisor Class shares into Institutional Class shares and the subsequent termination of the Fund’s Advisor Class. Effective immediately, the Advisor Class is closed to all new investment. The Fund’s Advisor Class shares will be converted into Institutional Class shares and the Advisor Class will be terminated on February 10, 2020 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Advisor Class shares in the Prospectus and SAI are deleted in their entirety. The Fund’s Institutional Class shares and Advisor Class shares have the same fee structure. The Institutional Class shares have a higher minimum investment amount than the Advisor Class shares; however, current shareholders of Advisor Class shares will not be subject to the higher minimum investment requirement.

In addition, as of the Effective Date, the “Performance” section in the Prospectus is deleted in its entirety and replaced with the following:

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. Institutional Class shares were first offered on December 31, 2013. For periods prior to December 31, 2013, the performance shown in the bar chart reflects the performance of Advisor Class shares. The returns shown in the bar chart have not been adjusted to reflect any differences in expenses between Advisor Class shares and Institutional Class shares; however, the Fund's Institutional Class shares would have had annual returns substantially similar to those of the Fund's former Advisor Class shares because they are invested in the same portfolio of securities and have a similar expense structure to that of the Advisor Class shares. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, https://www.im.natixis.com/us/vaughan-nelson-funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Effective October 1, 2019, Vaughan Nelson Investment Management, L.P. became investment advisor to the Fund. The performance shown for periods prior to October 1, 2019, is that of the Fund’s previous advisor, Advisory Research, Inc.

Calendar Year Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

Year-to-date return as of September 30, 2019 was 9.20%.

Institutional Class
Highest Calendar Quarter Return at NAV	9.55%	Quarter Ended 09/30/2016
Lowest Calendar Quarter Return at NAV	(16.90)%	Quarter Ended 12/31/2018

Average Annual Total Returns for periods ended December 31, 2018	One Year	Three Years	Five Years	Since Inception (12/31/13)*
Institutional Class – Return Before Taxes	(15.38)%	5.27%	2.26%	5.89%
Institutional Class – Return After Taxes on Distributions**	(15.62)%	4.77%	1.43%	4.97%
Institutional Class – Return After Taxes on Distributions and Sale of Fund Shares**	(8.61)%	4.38%	1.86%	4.72%
Investor Class Shares – Return Before Taxes	(15.59)%	5.01%	2.01%	5.62%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	(17.89)%	3.73%	3.06%	6.71%

*	Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. The Advisor Class shares (which were previously designated as Investor Class shares were first offered on March 31, 2010. Institutional Class shares (which were previously designated as Class I shares were first offered on December 31, 2013. The performance figures for Institutional Class shares include the performance for the Advisor Class shares for the period prior to December 31, 2013. Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Please file this Supplement with your records.